UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

Vetro, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-188648	33-1226144
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

ADDRESS
1135 KILDAIRE FARM ROAD
SUITE 319-4
CARY NC 27511

REGISTRANT’S TEL. NO.
408 821 4491

John B. Lowy, Esq.
John B. Lowy PC
645 Fifth Avenue, Suite 400
New York, NY10022
(212) 371-7799
---------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive
Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On April 30, 2014, Tatiana Fumioka (the “Seller”), entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which the Seller agreed to sell to AVNI Global, Inc., a North Carolina corporation (the “Purchaser”), with a principal place of business at the city of CARY North Carolina, the Eight Million (8,000,000)  shares of common stock of the Registrant (the “Shares”) owned by Ms. Fumioka, constituting approximately 75.8% of the Registrant’s outstanding common stock, for $375,000. The sale was consummated on May 6, 2014.

As a result of the sale, there was a change of control of the Registrant. There is no family relationship or other relationship between the Seller and the Purchaser.

In connection with the sale under the Stock Purchase Agreement, the Seller, who was also the Registrant’s sole officer and director, submitted her resignation as sole officer and director of the Registrant, and appointed Rama Mohan Busa (the “Designee”) as director of the Registrant.  As a result thereof, the Designee now constitutes the entire Board of Directors of the Registrant.

As of the date hereof, the authorized capital stock of the Registrant consists of 75,000,000 shares of common stock, par value $.001 per share, of which 10,550,000 shares are issued and outstanding.  Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders. There is no other class of shares of the Registrant authorized, issued or outstanding

This was a private transaction between the Seller and Purchaser, and no new shares of the Registrant were sold or issued.

Item 5.01 Changes in Control of Registrant.

The information required by this Item 5.01 is incorporated herein by reference to Item 1.01, Entry into a Material Definitive Agreement and Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

All funds ($375,000 US Dollars) for the purchase of the 8,000,000 shares of the Registrant’s Common Stock, par value $0.001, were provided from the Purchaser’s personal and family funds.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Common Stock Purchase Agreement dated April 30, 2014, Tatiana Fumioka, the Registrant’s sole officer and director, resigned her positions.  Ms. Fumioka’s resignation was not the result of any dispute or disagreement with the Registrant.

The Registrant’s new Directors hold office until the earlier of their death, resignation or removal by stockholders, or until their successors have been qualified.  The Registrant’s officers are elected annually by, and serve at the pleasure of, the Board of Directors.

Biographies

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is the current sole director and executive officer of the Registrant:

Name	Position/Title	Age
Tatiana Fumioka(1)	Director, President, CFO, Secretary	34

(1)       Ms. Fumioka resigned all of her positions when the purchase of the Shares as completed, on May 5, 2014.

The following sets forth biographical information regarding the Registrant’s former sole director and officer:

Tatiana Fumioka was the Registrant’s President, Treasurer, Secretary and sole Director from incorporation until May 5, 2014.  Ms. Fumioka graduated from Baikal National University of Economics and Law in 2002. She obtained a bachelor degree in Human Resources. Since 2007, Ms. Fumioka has been self-employed and operates business of providing a variety of services in the area of individual and group tourism in Prague, Czech Republic.  While she was the Registrant’s sole officer and director,   Ms. Fumioka devoted limited time to the Registrant’s operations.

Set forth below is information describing the Registrant’s new officers and proposed directors (the “Designees”):

Name and Address	Position/Title	Age
RAMA MOHAN BUSA (1)	Director, President, CFO & Secretary	47 yrs
1135 Kildaire Farm Road
Ste 319-4
Cary, NC 27511

The following sets forth biographical information regarding the Registrant’s new sole director and officer:

RAMA MOHAN BUSA shall be the Registrant’s President, Treasurer, Secretary and sole Director from incorporation beginning May 6, 2014.  Mr. Busa graduated in Sciences from SV University, Tirupathi India in 1989. Thereafter he obtained International Diploma in Computer Programming & Applications from NCC, UK in 1990.  Rama Mohan is operating the business of Mining and all associated activities linked to mining like extraction, excavation, processing, refining, grading, and carrying global trading of such mined ores or metals or other products or bi-products.  As Registrant’s sole officer, director, and secretary - Mr. Busa shall be devoting reasonable time to the Registrant’s business and its operations as needed.

There is no relationship between the Seller and any of the Designees to be directors and officers.  The new directors and officers have no material plan, contract or arrangement (written or not written) to which a proposed new director or officer is a party, or in which he participates, that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the Registrant’s knowledge, during the past ten (10) years, none of our former or new directors, executive officers, promoters, control persons, has been:

●
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●
convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type  of business, securities or banking activities; or found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

The Registrant has no material plan, contract or arrangement (written or not written) to which a new director or officer is a party or in which he or she participates that is entered into or material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Registrant’s common stock by (i) each stockholder known by the Registrant to be the beneficial owner of more than 5% of the Registrant’s common stock and (ii) by the directors and executive officers of the Registrant, as a result of the change of control.  The person or the Registrant named in the table has sole voting and investment power with respect to the shares beneficially owned.

Title of Class	Name and Address	Amount and Nature of	Percent of Class
	Of Beneficial Owner	Beneficial Ownership

Common Stock, par value $0.001	RAMA MOHAN BUSA 1135 Kildaire Farm Road Ste 319-4 Cary, NC 27511	8,000,000	75.8%

Item 9.01   Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.01	Common Stock Purchase Agreement dated April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VETRO, INC. (Registrant)

Date: May 21, 2014	/s/ RAMA MOHAN BUSA
RAMA MOHAN BUSA, PRESIDENT & CEO